Exhibit 10.1.


                   CITICORP NORTH AMERICA, INC.

                        July 22, 1999

CITIBANK, N.A.                         CORPORATE RECEIVABLES
450 Mamaroneck Avenue                  CORPORATION
Harrison, NY 10528                     c/o Citicorp North America, Inc.
Attn: Corporate Asset                  450 Mamaroneck Avenue
Funding Department                     Attn: Corporate Asset
                                       Funding Department

CREDIT AGRICOLE INDOSUEZ               NINE WEST GROUP INC.
55 E. Monroe St.                       1129 Westchester Avenue
Suite 4700                             White Plains, NY 10604
Chicago, IL 60693                      Attn: Chief Executive Officer
Attn: Kathleen Martens

CREDIT COMMUNAL DE BELGIQUE,           NINE WEST FUNDING CORPORATION
NEW YORK BRANCH                        1129 Westchester Avenue
405 Lexington Ave.                     White Plains, NY 10604
54th Floor                             Attn: Chief Executive Officer
New York, NY 10074
Attn: Caroline Van Bogaert

NORDDEUTSCHE LANDESBANK                THE BANK OF NEW YORK
GIROZENTRALE, NEW YORK BRANCH          101 Barclay Street
1270 Avenue of the Americas            New York, NY 10286
14th Floor                             Attn: Asset Backed Unit
New York, NY 10020
Attn: Josef Haas

     Re: Nine West Trade Receivables Master Trust,
         Floating Rate Trade Receivables Backed Certificates,
         Series 1995-1, Investor Certificate


Ladies and Gentlemen:

  We hereby make reference to the (i) Pooling and Servicing Agreement dated as of December 28, 1995 (the "Pooling and Servicing Agreement"), among Nine West Funding Corporation, as Transferor (the "Transferor"), Nine West Group Inc. ("Nine West"), as Servicer (in its capacity as Servicer, the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), (ii) the Amended and Restated Series 1995-1 Certificate Purchase Agreement dated as of July 31, 1998 (the "Certificate Purchase Agreement"), among the Transferor, as seller thereunder, Corporate Receivables Corporation, as Purchaser (the "Purchaser"), the financial institutions parties thereto from time to time as Liquidity Providers, Citicorp North America, Inc. as Program Agent (the "Program Agent"), and the Trustee and the Amended and Restated Series 1995-1 Investor Certificate of the Nine West Trade Receivables Master Trust assigned thereunder (the "Certificate") and
(iii) the Amended and Restated Series 1995-1 Supplement to Pooling and
Servicing Agreement dated as of July 31, 1998 (the "Supplement"), among the Transferor, the Servicer and the Trustee. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Certificate Purchase Agreement, or in the Pooling and Servicing Agreement or the Supplement (as such terms are defined therein). We are writing to you in our capacity as Program Agent.


  In accordance with the terms of Section 2.08 of the Certificate Purchase Agreement, we hereby request an extension of the Term, for an Extension Term commencing on July 30, 1999 and ending on July 28, 2000. Notwithstanding the prior execution and delivery of this letter agreement, such extension shall not become effective prior to July 30, 1999.

  By executing a copy of this letter agreement in the appropriate space provided below, and delivering such copy to counsel to the Program Agent, at its address at Sidley & Austin, 1722 Eye Street, N.W., Washington, DC 20006,
Attn: Rainier Gonzalez (202/736-8694), you acknowledge, in the case of each Liquidity Provider so executing this letter agreement, to extend your respective Liquidity Provider Commitment for the above-described Extension Term.

  This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same letter agreement.


                                 Very truly yours,
                                 CITICORP NORTH AMERICA, INC.,
                                   as Program Agent under the
                                   Certificate Purchase Agreement

                                 By /s/ Kathy Simmons
                                    ------------------
                                    Name: KATHY SIMMONS
                                    Title: VICE PRESIDENT

  Each of the undersigned hereby agrees to the terms of this attached letter agreement:

    CITIBANK, N.A.

    By /s/ Kathy Simmons
       --------------------
    Name: Kathy Simmons
    Title: Vice President

    CREDIT AGRICOLE INDOSUEZ

    By /s/ Katherine L. Abbott
       -----------------------
    Name: Katherine L. Abbott
    Title: First Vice President

    By /s/ Laurence F. Grant
       -----------------------
    Name: Laurence F. Grant
    Title: Senior Relationship Manager

    CREDIT COMMUNAL DE BELGIQUE,
    NEW YORK BRANCH

    By /s/ Caroline Junius         /s/ Plyush K. Sahay
       -----------------------     --------------------
    Name: Caroline Junius          Plyush K. Sahay
    Title: Vice President          Vice President, Controller

    NORDDEUTSCHE LANDESBANK
    GIROZENTRALE, NEW YORK BRANCH

    By /s/ Stephen K. Hunter       /s/ Josef Haas
       ---------------------       ---------------
    Name: Stephen K. Hunter        Josef Haas
    Title: SVP                     VP

    CORPORATE RECEIVABLES CORPORATION

    By: Citicorp North America, Inc.
        as Attorney-in-fact

    By /s/ Kathy Simmons
       --------------------
    Name: Kathy Simmons
    Title: Vice President

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    THE BANK OF NEW YORK,
    not in its individual capacity,
    but solely as Trustee of the Nine
    West Trade Receivables Master Trust

    By: /s/ Kimberly Gilfoil
        ---------------------
    Name: Kimberly Gilfoil
    Title: Assistant Treasurer


    NINE WEST FUNDING CORPORATION

    By /s/ Jeffrey K. Howald
       -----------------------
    Name: Jeffrey K. Howald
    Title: Senior Vice President - Finance


    NINE WEST GROUP INC.

    By /s/ Efthimios P. Sotos
       -----------------------
    Name: Efthimios P. Sotos
    Title: Assistant Treasurer